Exhibit 10.25

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS SECOND AMENDMENT TO THE MOZAIC GROUP LTD. AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “Second Amendment”) is made as of the 27th day of September 2005 by and among MOZAIC GROUP LTD., a Missouri corporation (“Mozaic”), SOUTHERN GRAPHIC SYSTEMS, INC., a Kentucky corporation (“SGS”), and the Persons listed on pages 2 and 3 of the signature pages attached hereto (the “Other Minority Shareholders”).

WHEREAS, SGS, Mozaic and the Other Minority Shareholders are parties to the Mozaic Group Ltd. Amended and Restated Shareholders’ Agreement dated June 30, 2004, as amended by a First Amendment dated as of August 18, 2005 (as amended, the “Agreement”);

WHEREAS, the parties desire to amend the Agreement pursuant to this Second Amendment; and

WHEREAS, this Second Amendment is being made in connection with a $1,000,000 contribution to the capital of Mozaic (the “Capital Contribution”) by SGS, DCS Real Estate, L.L.C. and DCS Family Investments, LLC, and the issuance of shares of Mozaic’s Class A and Class B stock in consideration thereof, as approved by Mozaic’s shareholders and directors effective as of September 27, 2005.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties acknowledge and agree as follows:

1. (a) Section 1.2 of the Agreement is hereby amended, to read in its entirety as follows:

1.2 The number of shares of capital stock of the Company which are issued and outstanding is shown on Schedule 2, which may be amended from time to time.

(b) Schedule 2 to the Agreement, reflecting the issuance of shares in consideration of the Capital Contribution, is attached to this Second Amendment.

2. A new Section 2.6 is hereby added to the Agreement, to read in its entirety as follows:

2.6 Additional Required Approvals. Any action requiring Board approval under Section 2.4 and/or Shareholder approval under Section 2.5 shall, before being undertaken, (i) be approved in writing by the President of SGS and (ii) receive all other approvals required by the corporate policies and procedures of SGS and Alcoa Inc., including, without limitation, special transaction clearance and/or request for authorization approval.

3. Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings provided in the Agreement.

4. Except as expressly amended hereby, all of the terms and conditions of the Agreement shall continue in full force and effect. If there is a conflict between the terms and conditions set forth in this Second Amendment and the terms and conditions set forth in the Agreement, the terms set forth in this Second Amendment shall prevail.

[Signatures appear on the following three pages]

2

SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

(page 1 of 3)

IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties hereto as of the day and year first above written.

SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

(page 2 of 3)

IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties hereto as of the day and year first above written.

SIGNATURE PAGE TO SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

(page 3 of 3)

IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties hereto as of the day and year first above written.

SCHEDULE 2 TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

Issued and Outstanding Capital Stock

Shareholder	Number of Shares		Total Shares
	Class A	Class B
DCS Real Estate, L.L.C.	0	22,227	22,227
DCS Ventures, LLC	1	25,499	25,500
DCS Family Investments, LLC	9,902	71,993	81,895
Southern Graphic Systems, Inc.	10,314	142,563	152,877
Raymond E. Earlewine	1	2,999	3,000
Jeffrey M. Stein	1	2,789	2,790
Tom N. Tham	1	2,769	2,770
Patrick J. Bradley	1	2,943	2,944
William J. Irvine, III	1	2,947	2,948
Kenneth W. Reece	1	2,823	2,824

TOTAL	20,223	279,552	299,775

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Pat Bradley, hereby states and acknowledges as follows:

CONSENT

I have read the Second Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the Second Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the Second Amendment.

Dated this 29 day of September 2005.

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Raymond E. Earlewine, hereby states and acknowledges as follows:

CONSENT

I have read the Second Amendment to Amended and Restated Shareholders’ Agreement and understand its terms, I irrevocably consent to my spouse’s entering into the Second Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the Second Amendment.

Dated this 28th day of September 2005.

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of William Irvine, hereby states and acknowledges as follows:

CONSENT

I have read the Second Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the Second Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the Second Amendment.

Dated this 29 day of September 2005.

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Ken Reece, hereby states and acknowledges as follows:

CONSENT

I have read the Second Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the Second Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the Second Amendment.

Dated this 28 day of September 2005.

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Jeff Stein, hereby states and acknowledges as follows:

CONSENT

I have read the Second Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the Second Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the Second Amendment.

Dated this 29 day of September 2005.

SECOND AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Tom Tham, hereby states and acknowledges as follows:

CONSENT

I have read the Second Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the Second Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the Second Amendment.

Dated this 29 day of September 2005.